                                                                      EXHIBIT 99
[ALLETE LOGO]

                                               For Release:    July 21, 2004
                                               CONTACT:        Eric Olson
                                                               218-723-3947
                                                               eolson@allete.com

                                               INVESTOR        Tim Thorp
                                               CONTACT:        218-723-3953
                                                               tthorp@allete.com
NEWS

                     ALLETE REPORTS SECOND QUARTER EARNINGS
                     --------------------------------------

DULUTH, Minn.--ALLETE, Inc. (NYSE: ALE) today reported second quarter 2004 earnings of 40 cents per share, compared with 53 cents per share in the second quarter of 2003. Earnings from continuing operations were 38 cents per share for the quarter, compared with 45 cents per share in the second quarter of 2003. Net income from continuing operations was $32.9 million for the quarter, compared with $37.1 million in the second quarter of 2003. For the first six months of the year, earnings from continuing operations increased from $75.1 million to $86 million.

"In spite of an impairment loss in our emerging technology investment portfolio and charges related to our business separation plans, earnings from continuing operations are up 15 percent year-to-date over last year," said Don Shippar, ALLETE President and CEO. "Energy Services reported another strong quarter, and demand for Florida real estate remains high."

Second quarter earnings at ENERGY SERVICES climbed 37 percent from a year ago, aided by higher energy demand from industrial customers.

Within INVESTMENTS AND CORPORATE CHARGES, ALLETE Properties performance remained strong, earning $2.2 million compared to an exceptional $5.2 million in the second quarter of 2003. For the six months ended June 30, 2004, net income from ALLETE Properties was $13.2 million compared with $9.4 million for the first six months of 2003. The second quarter of 2004 also reflected the $4.7 million after-tax impairment on the emerging technology investment portfolio and lower interest expense due to decreased debt balances.

ALLETE expects 2004 net income for those businesses that will comprise post-spin-off ALLETE to increase by 15 percent over their 2003 results, excluding separation-related costs.

Net income from continuing operations at AUTOMOTIVE SERVICES was $32.3 million for the quarter compared with $34.1 million during the same period last year and includes incremental expenses related to its separation from ALLETE. ADESA (NYSE: KAR) issued a press release today that provides details regarding its second quarter results.

ALLETE's board of directors is expected to meet in late August to finalize details of the proposed spin-off of ADESA, Inc. Dave Gartzke, ADESA Chairman, President and CEO, said the spin-off is on track to be completed by the end of September.

"Relevant details will be disclosed by press release, communications with our shareholders and public filings with the Securities and Exchange Commission after ALLETE's August board meeting," Gartzke said. Gartzke will resign his position as ALLETE board chairman immediately after the ADESA spin-off and is expected to be succeeded by Bruce Stender, 62, a member of the ALLETE board since 1995.

ALLETE's corporate headquarters are located in Duluth, Minnesota. ALLETE provides energy services in the upper Midwest and has significant real estate holdings in Florida. ALLETE is the majority owner of ADESA, Inc., a leading vehicle remarketing company. More information about the company is available on ALLETE's Web site at www.allete.com.

THE STATEMENTS CONTAINED IN THIS RELEASE AND STATEMENTS THAT ALLETE MAY MAKE ORALLY IN CONNECTION WITH THIS RELEASE THAT ARE NOT HISTORICAL FACTS, ARE FORWARD-LOOKING STATEMENTS. ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE PROJECTED IN THE FORWARD-LOOKING STATEMENTS. THESE FORWARD-LOOKING STATEMENTS INVOLVE RISKS AND UNCERTAINTIES AND INVESTORS ARE DIRECTED TO THE RISKS
DISCUSSED IN DOCUMENTS FILED BY ALLETE WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                       ###

                         [RECYCLE LOGO] RECYCLED PAPER
            ALLETE - 30 West Superior Street, Duluth, Minnesota 55802
                                 www.allete.com

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ALLETE NEWS RELEASE                                                       PAGE 2
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

                                                            ALLETE, INC.
                                                  CONSOLIDATED STATEMENT OF INCOME
                                            FOR THE PERIODS ENDED JUNE 30, 2004 AND 2003
                                                  MILLIONS EXCEPT PER SHARE AMOUNTS

                                                                                   QUARTER ENDED                  SIX MONTHS ENDED
                                                                                 2004         2003                2004        2003
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
OPERATING REVENUE
     Energy Services                                                            $183.9       $158.5              $366.2      $337.6
     Automotive Services                                                         232.1        240.7               479.8       473.6
     Investments                                                                  (0.7)        10.7                27.8        21.6
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         Total Operating Revenue                                                 415.3        409.9               873.8       832.8
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OPERATING EXPENSES
     Fuel and Purchased Power                                                     77.2         64.9               146.1       132.3
     Operations                                                                  267.6        266.9               556.9       543.1
     Interest                                                                     13.8         16.0                26.9        32.9
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         Total Operating Expenses                                                358.6        347.8               729.9       708.3
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OPERATING INCOME FROM CONTINUING OPERATIONS                                       56.7         62.1               143.9       124.5
INCOME TAX EXPENSE                                                                23.8         25.0                57.9        49.4
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INCOME FROM CONTINUING OPERATIONS                                                 32.9         37.1                86.0        75.1
INCOME FROM DISCONTINUED OPERATIONS - NET OF TAX                                   1.8          7.3                 1.2        13.6
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NET INCOME                                                                      $ 34.7       $ 44.4              $ 87.2      $ 88.7
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AVERAGE SHARES OF COMMON STOCK
     Basic                                                                        85.1         82.6                84.7        82.4
     Diluted                                                                      85.6         82.9                85.2        82.6
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BASIC EARNINGS PER SHARE OF COMMON STOCK
         Continuing Operations                                                   $0.39        $0.45               $1.02       $0.91
         Discontinued Operations                                                  0.02         0.09                0.01        0.17
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                                                                                 $0.41        $0.54               $1.03       $1.08
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DILUTED EARNINGS PER SHARE OF COMMON STOCK
         Continuing Operations                                                   $0.38        $0.45               $1.01       $0.91
         Discontinued Operations                                                  0.02         0.08                0.01        0.16
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                                                                                 $0.40        $0.53               $1.02       $1.07
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DIVIDENDS PER SHARE OF COMMON STOCK                                            $0.2825      $0.2825              $0.565      $0.565
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


                                  ALLETE, INC.
                           CONSOLIDATED BALANCE SHEET
                                    Millions


                                                           JUN. 30,     DEC. 31,
                                                             2004         2003
--------------------------------------------------------------------------------
ASSETS
Current Assets                                             $1,375.9     $  695.4
Property, Plant and Equipment                               1,484.7      1,499.0
Investments                                                   184.6        204.6
Goodwill                                                      509.5        511.0
Discontinued Operations                                         8.2         87.9
Other                                                         118.7        103.4

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TOTAL ASSETS                                               $3,681.6     $3,101.3
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LIABILITIES AND SHAREHOLDERS' EQUITY
Notes Payable                                              $      -     $   53.0
Long-Term Debt Due Within One Year                            320.1         37.5
Other Current Liabilities                                     553.3        435.7
Long-Term Debt                                                790.9        747.7
Other Liabilities                                             414.0        322.2
Discontinued Operations                                         2.7         45.0
Shareholders' Equity                                        1,600.6      1,460.2

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TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                 $3,681.6     $3,101.3
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

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ALLETE NEWS RELEASE                                                       PAGE 3
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
                                                                                   QUARTER ENDED                 SIX MONTHS ENDED
                                                                                      JUNE 30,                       JUNE 30,
ALLETE, INC.                                                                     2004        2003               2004         2003
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
NET INCOME
Millions
     Energy Services                                                             $ 9.3       $ 6.8               $23.6        $19.0
     Automotive Services                                                          32.3        34.1                65.6         60.8
     Investments and Corporate Charges                                            (8.7)       (3.8)               (3.2)        (4.7)
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     Income from Continuing Operations                                            32.9        37.1                86.0         75.1
     Income from Discontinued Operations                                           1.8         7.3                 1.2         13.6
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         Net Income                                                              $34.7       $44.4               $87.2        $88.7
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DILUTED EARNINGS PER SHARE
     Continuing Operations                                                       $0.38       $0.45               $1.01        $0.91
     Discontinued Operations                                                      0.02        0.08                0.01         0.16
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                                                                                 $0.40       $0.53               $1.02        $1.07
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STATISTICAL DATA

CORPORATE
     Common Stock
         High                                                                   $36.71      $26.70              $36.71       $26.70
         Low                                                                    $31.62      $20.50              $30.00       $18.75
         Close                                                                  $33.30      $26.55              $33.30       $26.55

     Book Value                                                                 $18.06      $15.39              $18.06       $15.39

ENERGY SERVICES
     Millions of Kilowatthours Sold
         Regulated Utility
              Retail and Municipals
                  Residential                                                    228.8       223.9               539.1        536.8
                  Commercial                                                     294.3       289.6               626.2        616.0
                  Industrial                                                   1,770.0     1,655.1             3,536.8      3,373.6
                  Municipals                                                     189.0       204.5               402.8        405.1
                  Other                                                           17.8        18.3                38.0         38.8
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                                                                               2,499.9     2,391.4             5,142.9      4,970.3
              Other Power Suppliers                                              168.4       300.8               385.6        508.1
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                                                                               2,668.3     2,692.2             5,528.5      5,478.4
         Nonregulated                                                            414.6       281.1               848.6        700.2
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                                                                               3,082.9     2,973.3             6,377.1      6,178.6

AUTOMOTIVE SERVICES
         Vehicles Sold
              Used                                                             445,000     471,000             926,000      933,000
              Salvage                                                           50,000      49,000             108,000       98,000
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                                                                               495,000     520,000           1,034,000    1,031,000
         Conversion Rate - Used Vehicles                                         61.7%       61.1%               65.0%        61.8%
         Loan Transactions                                                     273,000     241,000             536,000      474,000

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